UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

November 7, 2014

Date of Report (Date of earliest event reported)

BALLANTYNE STRONG, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13906	47-0587703
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

13710 FNB Parkway, Suite 400
Omaha, Nebraska	68154
(Address of principal executive offices)	(Zip Code)

(402) 453-4444

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K

Item 2.02                                   Results of Operations and Financial Condition

Ballantyne Strong, Inc. (the “Company”) issued a press release on November 7, 2014 with earnings information for the Company’s quarter ended September 30, 2014. The press release is furnished with this Form 8-K as Exhibit 99.1.

Item 9.01            Financial Statements and Exhibits

(d) Exhibits.

99.1 Press Release with earnings information, dated November 7, 2014, issued by the Company.

The information contained in this Current Report under Item 2.02, including the exhibit referenced in Item 9.01, is being “furnished” pursuant to “Item 2.02 Results of Operations and Financial Condition” of Form 8-K and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLANTYNE STRONG, INC.

Date: November 7, 2014	By:	/s/ Nathan D. Legband
Nathan D. Legband
Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Ballantyne Strong, Inc., dated November 7, 2014, reporting the Company’s financial results for the fiscal quarter ended September 30, 2014.